UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-08777

CREDIT SUISSE HIGH YIELD BOND FUND

(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices)                (Zip Code)

John G. Popp

Credit Suisse High Yield Bond Fund

Eleven Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2019 to October 31, 2020

Item 1. Reports to Stockholders.

Credit Suisse High Yield Bond Fund

Eleven Madison Avenue

New York, NY 10010

Trustees

Steven N. Rappaport

Chairman of the Board

Laura A. DeFelice

Jeffrey E. Garten

Mahendra R. Gupta

John G. Popp

Officers

John G. Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Lou Anne McInnis

Chief Legal Officer

Omar Tariq

Chief Financial Officer and Treasurer

Karen Regan

Senior Vice President and Secretary

Investment Adviser

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Legal Counsel

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Credit Suisse

High Yield Bond Fund

ANNUAL REPORT

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Credit Suisse Asset Management, LLC or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Fund, you can call 877-870-2874 to inform Credit Suisse Asset Management, LLC that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by Credit Suisse Asset Management, LLC, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: i) accessing the Credit Suisse Asset Management, LLC website at www.credit-suisse.com/us/funds and logging into your accounts, if you hold accounts directly with the Fund, or ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser’s Report

October 31, 2020 (unaudited)

November 30, 2020

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse High Yield Bond Fund (the “Fund”) for the 12-month period ended October 31, 2020.

Performance Summary

11/01/19 – 10/31/20

Fund & Benchmark	Performance
Total Return (based on net asset value (“NAV”))[1]	3.43%
Total Return (based on market value)[1]	(10.07)%
ICE BofA US High Yield Constrained Index[2]	2.31%

Market Review: Unexpected Volatility

The annual period ended October 31, 2020, was one of unexpected volatility for the high yield asset class, with the ICE BofA US High Yield Constrained Index (the “Index”), the Fund’s benchmark, returning 2.31% for the period. The high yield market showed strength in the beginning of the period, as a strong economic backdrop highlighted by declining unemployment boosted corporate earnings and declining interest rates helped increase investor appetite for high yield bonds. However, markets plunged in March 2020 as COVID-19 spread throughout the United States. During the month, investors pulled $11.7 billion from U.S. retail funds—causing the average price of the Index to fall to 91.59 on March 31st, 2020. The high yield bond market recovered in the second quarter as Index and opportunistic credit buyers entered the market, lockdowns and restrictions were lifted in parts of the United States and Europe, and economic activity began to recover. The recovery continued through the summer and early fall, as third quarter earnings steadily improved and investors gained confidence that there would be continued improvement into 2021. The 10-year U.S. treasury rate tightened by 84 basis points over the period, which led to increased interest in the asset class—especially in high quality, long duration bonds. Overall, yields declined slightly and ended the period at 5.68%—15 basis points tighter than November 1st, 2019—while spreads widened meaningfully to +530 basis points versus +422 basis points.

For the period, BB-rated bonds strongly outperformed the Index, returning 4.97%. Conversely, B-rated bonds underperformed, returning 1.27%, while CCC-rated bonds severely underperformed, losing -4.62%.

From an industry perspective, integrated energy, transport infrastructure & services, and automakers were the best performing sectors, returning 33.71%, 19.51% and 16.65%, respectively. In contrast, the worst performing sectors included department stores, oil field equipment & services, and theaters & entertainment, losing -63.53%, -41.20% and -35.19%, respectively.

Default activity, as measured by JP Morgan, and including distressed exchanges, ended the period at 6.87%—up 402 basis points over the prior 12 months. Macroeconomic weakness from the COVID-19 pandemic and continued energy sector weakness led to the higher default activity. Additionally, while we do expect defaults to remain elevated, we also anticipate a reversion to longer-term averages, as certain larger defaults get removed from the trailing figures in early 2021.

Mutual fund flows have been positive, with $40.0 billion of inflows year-to-date for 2020. In comparison, there were $18.1 billion of inflows for the same period in 2019.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser’s Report (continued)

October 31, 2020 (unaudited)

New high yield bond issuance totaled $387.6 billion for the first 10 months of 2020—an increase of 68% year-over-year. As issuers have accessed the high yield capital markets to increase liquidity reserves, general corporate purposes have accounted for 26% of the total issuance year-to-date, which is a noticeable increase from the 12% of all transactions in 2019. Refinancing activity remains the most common use of new issuance proceeds, accounting for 66% of the total issuance year-to-date, compared to 68% for all of 2019.

Strategic Review and Outlook: Continuing to search for pockets of opportunity

For the 12-month period ended October 31, 2020, the Fund outperformed the Index on an NAV basis. For the one year ended October 31, 2020, Fund performance benefitted from positive returns in the asset class, as well as positive relative returns. Leverage and positive security selection within the bank loan asset class positively impacted performance. From a sector perspective, basic industry, automotive, and technology & electronics (due to combination of positive security selection and allocation) had the greatest positive impact on Fund performance, while negative selection in leisure and services were drags on performance. From a ratings perspective, positive security selection in CCC-rated investments contributed to relative returns.

We have been encouraged by the recovery in performance and liquidity positions of most companies and expect default rates to moderate from their current levels. Going forward, we will look for opportunities to add yield to the portfolio without taking unnecessary credit risk, while we continue to work through the balance of our COVID-exposed positions (primarily in the leisure & entertainment and energy sectors). While the markets and U.S. economy are by no means out of the woods, we remain constructive on the leveraged loan market over the intermediate and long term.

Thomas J. Flannery Chief Investment Officer*	John G. Popp Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.

The Fund is non-diversified, which means it may invest a greater proportion of its assets in securities of a smaller number of issuers than a diversified fund and may therefore be subject to greater volatility.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation, and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund, could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund’s management are as of the date of this letter and the Fund holdings described in this document are as of October 31, 2020; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

[1]	Assuming reinvestment of dividends of $0.201 per share.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser’s Report (continued)

October 31, 2020 (unaudited)

[2]

The ICE BofA US High Yield Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.

*

Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse U.S. High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC (“Credit Suisse”) in June 2010. He is a portfolio manager for the Credit Investments Group (“CIG”) with responsibility for trading, directing investment decisions, originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery holds a B.S. in Finance from Georgetown University.

**

John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of CIG, with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as Trustee, Chief Executive Officer and President of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser’s Report (continued)

October 31, 2020 (unaudited)

Credit Quality Breakdown *

(% of Total Investments as of October 31, 2020)

S&P Ratings**

BBB	0.8%
BB	21.1
B	37.8
CCC	35.0
CC	0.1
C	0.0[1]
NR	4.1

Subtotal	98.9
Equity and Other	1.1
Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.
**

Credit Quality is based on ratings provided by the S&P Global Ratings Division of S&P Global Inc. (“S&P”). S&P is a main provider of ratings for credit assets classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P.

[1]	This amount represents less than 0.1%.

Average Annual Returns

October 31, 2020 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	3.43%	4.17%	8.48%	8.45%
Market Value	(10.07)%	(1.18)%	7.27%	6.97%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on the change in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, NAV and market price will fluctuate. Performance information current to the most recent month end is available by calling 1-800-293-1232.

The annualized gross and net expense ratios are 2.18% and 2.00%, respectively.

Credit Suisse High Yield Bond Fund

Schedule of Investments

October 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (90.2%)

Advertising (0.4%)

$925	TripAdvisor, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/22 @ 103.50)(1)	(BB-, B1)	07/15/25	7.000	$963,966

Aerospace & Defense (1.5%)

365	KBR, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/30/23 @ 102.38)(1)	(B+, B1)	09/30/28	4.750	370,096

1,250	TransDigm, Inc., Global Company Guaranteed Notes (Callable 03/15/22 @ 103.75)	(B-, B3)	03/15/27	7.500	1,293,175

1,940	TransDigm, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/22 @ 103.13)(1)	(B+, Ba3)	03/15/26	6.250	2,024,865

					3,688,136

Air Transportation (0.4%)

1,000	Mileage Plus Intellectual Property Assets, Ltd. Rule 144A, Senior Secured Notes (Callable 06/30/23 @ 103.25)(1)	(NR, Baa3)	06/20/27	6.500	1,043,125

Auto Parts & Equipment (2.7%)

300	Adient U.S. LLC, Rule 144A, Senior Secured Notes (Callable 04/15/22 @ 104.50)(1)	(B+, Ba3)	04/15/25	9.000	330,285

1,000	BorgWarner, Inc., Rule 144A, Senior Unsecured Notes(1)	(BBB, Baa1)	10/01/25	5.000	1,162,699

3,430	Clarios U.S. Finance Co., Rule 144A, Company Guaranteed Notes (Callable 05/15/22 @ 104.25)(1)	(CCC+, Caa1)	05/15/27	8.500	3,583,664

2,450	Cooper-Standard Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/21 @ 102.81)(1)	(CCC, Caa1)	11/15/26	5.625	1,647,625

					6,724,273

Automakers (0.7%)

600	Ford Motor Co., Global Senior Unsecured Notes	(BB+, Ba2)	04/21/23	8.500	663,207

990	Winnebago Industries, Inc., Rule 144A, Senior Secured Notes (Callable 07/15/23 @ 103.13)(1)	(BB, B2)	07/15/28	6.250	1,048,781

					1,711,988

Brokerage (0.7%)

1,608	StoneX Group, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/22 @ 104.31)(1)	(BB-, Ba3)	06/15/25	8.625	1,699,455

Building & Construction (1.0%)

600	Adams Homes, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/22 @ 103.75)(1)	(B+, B3)	02/15/25	7.500	604,875

300	Summit Materials Finance Corp. Rule 144A, Company Guaranteed Notes (Callable 07/15/23 @ 102.63)(1)	(BB, B2)	01/15/29	5.250	309,375

1,591	TopBuild Corp., Rule 144A, Company Guaranteed Notes (Callable 05/01/21 @ 102.81)(1)	(BB, Ba3)	05/01/26	5.625	1,635,747

					2,549,997

Building Materials (5.5%)

2,225	BMC East LLC, Rule 144A, Senior Secured Notes (Callable 11/16/20 @ 102.75)(1)	(BB, B1)	10/01/24	5.500	2,284,797

675	Core & Main LP, Rule 144A, Senior Unsecured Notes (Callable 11/30/20 @ 103.06)(1)	(CCC+, Caa2)	08/15/25	6.125	686,390

1,570	Installed Building Products, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 102.88)(1)	(B+, B3)	02/01/28	5.750	1,659,977

1,970	James Hardie International Finance DAC, Rule 144A, Company Guaranteed Notes (Callable 01/15/23 @ 102.50)(1)	(BB, Ba1)	01/15/28	5.000	2,095,213

600	Jeld-Wen, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/22 @ 102.44)(1)	(BB-, B2)	12/15/27	4.875	621,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Building Materials

$3,540	PriSo Acquisition Corp., Rule 144A, Senior Unsecured Notes (Callable 11/30/20 @ 100.00)(1)	(CCC+, Caa2)	05/15/23	9.000	$3,513,450

750	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/22 @ 103.56)(1)	(BB-, B2)	06/15/25	7.125	809,119

750	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/23 @ 103.63)(1)	(BB-, B2)	06/15/28	7.250	822,304

1,100	White Cap Buyer LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/23 @ 103.44)(1)	(CCC+, Caa1)	10/15/28	6.875	1,129,562

					13,621,812

Cable & Satellite TV (4.2%)

1,315	CSC Holdings LLC, Global Senior Unsecured Notes	(B, B3)	06/01/24	5.250	1,406,228

525	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/22 @ 102.75)(1)	(BB, Ba3)	04/15/27	5.500	553,744

750	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 102.69)(1)	(BB, Ba3)	02/01/28	5.375	798,750

1,555	Midcontinent Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/15/22 @ 102.69)(1)	(B, B3)	08/15/27	5.375	1,624,485

1,600	Telenet Finance Luxembourg Notes Sarl, Rule 144A, Senior Secured Notes (Callable 12/01/22 @ 102.75)(1)	(BB-, Ba3)	03/01/28	5.500	1,688,800

1,000	Virgin Media Secured Finance PLC, Rule 144A, Senior Secured Notes (Callable 04/15/22 @ 102.50)(1),(2)	(BB-, Ba3)	04/15/27	5.000	1,341,326

2,922	Ziggo B.V., Rule 144A, Senior Secured Notes (Callable 01/15/22 @ 102.75)(1)	(B+, B1)	01/15/27	5.500	3,036,966

					10,450,299

Chemicals (4.5%)

1,300	Alpha U.S. Bidco, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/30/20 @ 103.13)(1)	(CCC, Caa2)	02/01/25	6.250	1,316,250

2,000	Atotech Alpha 2 B.V., 8.75% Cash, 9.50% PIK, Rule 144A, Senior Unsecured Notes (Callable 11/30/20 @ 101.00)(1),(3)	(CCC, Caa2)	06/01/23	8.750	2,017,290

300	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 05/15/22 @ 102.88)(1)	(BB-, Ba3)	05/15/25	5.750	316,125

2,200	Ingevity Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/21 @ 102.25)(1)	(NR, Ba3)	02/01/26	4.500	2,249,082

1,200	Nouryon Holding B.V., Rule 144A, Senior Unsecured Notes (Callable 10/01/21 @ 103.25)(1),(4)	(B-, Caa1)	10/01/26	6.500	1,426,621

272	Reichhold Industries, Inc., Rule 144A, Senior Secured Notes(1),(5),(6),(7),(8)	(NR, NR)	05/01/18	9.000	3,667

1,250	Tronox, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/21 @ 103.25)(1)	(B, B3)	04/15/26	6.500	1,269,388

2,625	Venator Materials LLC, Rule 144A, Company Guaranteed Notes (Callable 11/30/20 @ 104.31)(1)	(CCC+, Caa1)	07/15/25	5.750	2,262,422

200	Venator Materials LLC, Rule 144A, Senior Secured Notes (Callable 07/01/22 @ 107.13)(1)	(B, B1)	07/01/25	9.500	212,946

					11,073,791

Consumer/Commercial/Lease Financing (1.1%)

2,600	Cargo Aircraft Management, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 102.38)(1)	(B+, Ba3)	02/01/28	4.750	2,647,125

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Diversified Capital Goods (0.6%)

$1,500	Stevens Holding Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/23 @ 101.53)(1)	(B+, B2)	10/01/26	6.125	$1,608,465

Electronics (1.9%)

2,625	Entegris, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/10/20 @ 103.47)(1)	(BB, Ba2)	02/10/26	4.625	2,700,469

1,800	Sensata Technologies B.V., Rule 144A, Company Guaranteed Notes(1)	(BB+, Ba3)	10/01/25	5.000	1,968,336

					4,668,805

Energy - Exploration & Production (1.9%)

1,200	Laredo Petroleum, Inc., Company Guaranteed Notes (Callable 01/15/23 @ 107.59)	(B-, Caa1)	01/15/28	10.125	521,400

2,718	Talos Production Finance, Inc., Global Secured Notes (Callable 11/30/20 @ 102.75)	(NR, NR)	04/03/22	11.000	2,595,457

2,500	W&T Offshore, Inc., Rule 144A, Secured Notes (Callable 11/30/20 @ 104.88)(1)	(B, Caa3)	11/01/23	9.750	1,631,250

					4,748,107

Environmental (0.3%)

625	GFL Environmental, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/22 @ 102.56)(1)	(BB-, Ba3)	12/15/26	5.125	657,219

Forestry & Paper (0.3%)

800	Norbord, Inc., Rule 144A, Senior Secured Notes (Callable 07/15/22 @ 102.88)(1)	(BB+, Ba1)	07/15/27	5.750	842,848

Gaming (5.0%)

825	Boyd Gaming Corp., Global Company Guaranteed Notes (Callable 08/15/21 @ 103.00)	(B-, Caa1)	08/15/26	6.000	848,306

2,390	Churchill Downs, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/23 @ 102.38)(1)	(B+, B1)	01/15/28	4.750	2,431,383

3,105	Gateway Casinos & Entertainment Ltd., Rule 144A, Secured Notes (Callable 11/30/20 @ 104.13)(1)	(CCC-, Caa3)	03/01/24	8.250	2,603,993

180	Golden Nugget, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/30/20 @ 104.38)(1),(9)	(CCC, Caa3)	10/01/25	8.750	148,162

3,250	Golden Nugget, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/30/20 @ 101.69)(1)	(CCC, Caa2)	10/15/24	6.750	2,756,065

2,200	Jacobs Entertainment, Inc., Rule 144A, Secured Notes (Callable 11/30/20 @ 105.91)(1)	(B-, B3)	02/01/24	7.875	2,164,019

1,250	MGP Finance Co-Issuer, Inc., Global Company Guaranteed Notes (Callable 11/01/26 @ 100.00)	(BB-, B1)	02/01/27	5.750	1,350,875

					12,302,803

Gas Distribution (1.3%)

2,750	Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 11/30/20 @ 101.88)	(B+, B1)	06/15/24	5.625	2,370,734

1,125	Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 02/15/21 @ 104.69)	(B+, B1)	05/15/26	6.250	903,049

					3,273,783

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Health Facilities (0.9%)

$1,250	HCA, Inc., Company Guaranteed Notes (Callable 03/01/28 @ 100.00)	(BB-, Ba2)	09/01/28	5.625	$1,457,156

775	Surgery Center Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/22 @ 105.00)(1),(9)	(CCC, Caa2)	04/15/27	10.000	828,766

					2,285,922

Health Services (2.0%)

1,400	AMN Healthcare, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/04/20 @ 102.56)(1)	(BB-, Ba3)	10/01/24	5.125	1,436,190

660	AMN Healthcare, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.00)(1)	(BB-, Ba3)	04/15/29	4.000	659,175

2,750	Radiology Partners, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 104.63)(1)	(CCC, Caa3)	02/01/28	9.250	2,938,320

					5,033,685

Insurance (0.7%)

1,000	Alliant Holdings Co-Issuer, Rule 144A, Senior Secured Notes (Callable 10/15/23 @ 102.13)(1)	(B, B2)	10/15/27	4.250	994,375

625	Alliant Holdings Co-Issuer, Rule 144A, Senior Unsecured Notes (Callable 10/15/22 @ 103.38)(1)	(CCC+, Caa2)	10/15/27	6.750	657,306

					1,651,681

Insurance Brokerage (3.0%)

3,530	Acrisure Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/30/20 @ 103.50)(1)	(CCC+, Caa2)	11/15/25	7.000	3,542,796

1,000	Acrisure Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/22 @ 107.59)(1)	(CCC+, Caa2)	08/01/26	10.125	1,109,840

1,200	GTCR AP Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/15/22 @ 104.00)(1)	(CCC+, Caa2)	05/15/27	8.000	1,284,000

1,500	NFP Corp., Rule 144A, Senior Unsecured Notes (Callable 08/15/23 @ 103.44)(1)	(CCC+, Caa2)	08/15/28	6.875	1,456,875

					7,393,511

Investments & Misc. Financial Services (2.0%)

1,190	AG Issuer LLC, Rule 144A, Senior Secured Notes (Callable 03/01/23 @ 103.13)(1)	(B-, B2)	03/01/28	6.250	1,163,225

3,700	Compass Group Diversified Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 05/01/21 @ 104.00)(1)	(B, B1)	05/01/26	8.000	3,903,463

					5,066,688

Machinery (1.6%)

150	Granite U.S. Holdings Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/22 @ 105.50)(1)	(CCC, Caa1)	10/01/27	11.000	156,375

690	Harsco Corp., Rule 144A, Company Guaranteed Notes (Callable 07/31/22 @ 102.88)(1)	(B+, Ba2)	07/31/27	5.750	706,819

600	Hillenbrand, Inc., Global Company Guaranteed Notes (Callable 06/15/22 @ 102.88)	(BB+, Ba1)	06/15/25	5.750	641,625

2,300	Rexnord LLC, Rule 144A, Company Guaranteed Notes (Callable 12/15/20 @ 102.44)(1)	(BB-, B1)	12/15/25	4.875	2,352,233

					3,857,052

Media - Diversified (0.3%)

750	National CineMedia LLC, Global Senior Unsecured Notes (Callable 08/15/21 @ 102.88)	(CCC+, Caa3)	08/15/26	5.750	418,920

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Media - Diversified

$375	National CineMedia LLC, Rule 144A, Senior Secured Notes (Callable 04/15/23 @ 102.94)(1)	(B, B3)	04/15/28	5.875	$262,500

					681,420

Media Content (0.9%)

1,507	Diamond Sports Finance Co., Rule 144A, Company Guaranteed Notes (Callable 08/15/22 @ 103.31)(1),(9)	(B, B3)	08/15/27	6.625	603,403

925	Diamond Sports Finance Co., Rule 144A, Senior Secured Notes (Callable 08/15/22 @ 102.69)(1)	(BB-, Ba3)	08/15/26	5.375	542,281

898	Sirius XM Radio, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/24 @ 102.75)(1)	(BB, Ba3)	07/01/29	5.500	979,112

					2,124,796

Metals & Mining - Excluding Steel (3.8%)

2,200	Cleveland-Cliffs, Inc., Rule 144A, Senior Secured Notes (Callable 01/15/21 @ 102.44)(1)	(B, Ba3)	01/15/24	4.875	2,195,875

300	Cleveland-Cliffs, Inc., Rule 144A, Senior Secured Notes (Callable 10/17/22 @ 107.41)(1)	(B, Ba3)	10/17/25	9.875	343,500

300	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 11/30/20 @ 103.63)(1)	(CCC+, Caa2)	04/01/23	7.250	301,958

2,150	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 03/01/21 @ 105.16)(1)	(CCC+, NR)	03/01/26	6.875	2,137,906

500	Novelis Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/25 @ 102.38)(1)	(B+, B2)	01/30/30	4.750	507,995

3,925	Taseko Mines Ltd., Rule 144A, Senior Secured Notes (Callable 11/30/20 @ 102.19)(1)	(CCC+, Caa1)	06/15/22	8.750	3,791,609

					9,278,843

Oil Field Equipment & Services (0.6%)

381	Pioneer Energy Services Corp., PIK, Rule 144A, Senior Unsecured Notes(1),(3),(6),(7)	(NR, NR)	08/28/25	5.000	121,044

3,750	Shelf Drilling Holdings Ltd., Rule 144A, Company Guaranteed Notes (Callable 02/15/21 @ 106.19)(1)	(CCC+, Caa2)	02/15/25	8.250	1,251,562

					1,372,606

Oil Refining & Marketing (0.3%)

750	Tallgrass Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/22 @ 105.63)(1)	(BB-, B1)	10/01/25	7.500	758,906

Packaging (4.3%)

276	Ardagh Holdings U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 11/10/20 @ 104.50)(1)	(B, Caa1)	02/15/25	6.000	285,591

650	Crown Americas Capital Corp. VI, Global Company Guaranteed Notes (Callable 02/01/21 @ 103.56)	(BB-, Ba3)	02/01/26	4.750	676,689

2,500	Flex Acquisition Co., Inc., Rule 144A, Senior Unsecured Notes (Callable 11/30/20 @ 103.44)(1)	(CCC+, Caa2)	01/15/25	6.875	2,465,625

600	Intelligent Packaging Ltd. Co-Issuer LLC, Rule 144A, Senior Secured Notes (Callable 09/15/22 @ 103.00)(1)	(B, B3)	09/15/28	6.000	611,625

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Packaging

$2,535	Plastipak Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/30/20 @ 103.13)(1)	(B, B3)	10/15/25	6.250	$2,542,922

3,400	TriMas Corp., Rule 144A, Company Guaranteed Notes (Callable 11/30/20 @ 102.44)(1)	(BB-, Ba3)	10/15/25	4.875	3,463,223

500	Trivium Packaging Finance B.V., Rule 144A, Senior Secured Notes (Callable 08/15/22 @ 102.75)(1)	(B, B2)	08/15/26	5.500	524,687

					10,570,362

Personal & Household Products (0.8%)

2,000	High Ridge Brands Co., Rule 144A, Company Guaranteed Notes (Callable 11/30/20 @ 104.44)(1),(5)	(NR, Wr)	03/15/25	8.875	50,000

1,822	Mattel, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/31/20 @ 105.06)(1)	(B+, B1)	12/31/25	6.750	1,918,111

					1,968,111

Pharmaceuticals (4.2%)

84	Bausch Health Cos., Inc., Rule 144A, Company Guaranteed Notes (Callable 11/30/20 @ 100.00)(1)	(B, B3)	05/15/23	5.875	83,856

1,600	Bausch Health Cos., Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/24 @ 103.63)(1)	(B, B3)	05/30/29	7.250	1,723,808

325	Bausch Health Cos., Inc., Rule 144A, Company Guaranteed Notes (Callable 01/30/25 @ 102.63)(1)	(B, B3)	01/30/30	5.250	321,318

2,850	Bausch Health Cos., Inc., Rule 144A, Senior Secured Notes (Callable 11/30/20 @ 103.50)(1)	(BB, Ba2)	03/15/24	7.000	2,956,162

1,350	Endo Finance LLC, Rule 144A, Senior Secured Notes (Callable 11/30/20 @ 102.94)(1)	(B+, B2)	10/15/24	5.875	1,354,219

1,250	Horizon Therapeutics U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 08/01/22 @ 104.13)(1)	(B+, Ba3)	08/01/27	5.500	1,332,262

2,619	Owens & Minor, Inc., Global Senior Secured Notes (Callable 09/15/24 @ 100.00)	(B+, B2)	12/15/24	4.375	2,623,911

					10,395,536

Real Estate Development & Management (0.5%)

1,100	Newmark Group, Inc., Global Senior Unsecured Notes (Callable 10/15/23 @ 100.00)	(BB+, NR)	11/15/23	6.125	1,165,062

Real Estate Investment Trusts (3.0%)

50	CoreCivic, Inc., Company Guaranteed Notes (Callable 07/15/27 @ 100.00)	(BB, Ba1)	10/15/27	4.750	39,125

1,280	ESH Hospitality, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/30/20 @ 102.63)(1)	(BB-, Ba3)	05/01/25	5.250	1,281,888

1,676	QTS Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 11/15/20 @ 103.56)(1)	(BB, Ba3)	11/15/25	4.750	1,742,613

1,405	Starwood Property Trust, Inc., Global Senior Unsecured Notes (Callable 11/18/20 @ 100.00)	(B+, Ba3)	02/01/21	3.625	1,405,843

970	Starwood Property Trust, Inc., Global Senior Unsecured Notes (Callable 09/15/21 @ 100.00)	(B+, Ba3)	12/15/21	5.000	967,575

1,880	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/23 @ 100.00)(1)	(B+, Ba3)	11/01/23	5.500	1,865,505

					7,302,549

Recreation & Travel (6.6%)

2,200	Boyne U.S.A., Inc., Rule 144A, Secured Notes (Callable 05/01/21 @ 103.63)(1)	(B, B1)	05/01/25	7.250	2,305,875

2,000	Canada’s Wonderland Co., Global Company Guaranteed Notes (Callable 04/15/22 @ 102.69)	(CCC, B3)	04/15/27	5.375	1,856,250

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Recreation & Travel

$1,575	Cedar Fair LP, Global Company Guaranteed Notes (Callable 07/15/24 @ 102.63)	(CCC, B3)	07/15/29	5.250	$1,431,974

1,300	Merlin Entertainments Ltd., Rule 144A, Secured Notes (Callable 03/17/26 @ 100.00)(1)	(CCC+, B2)	06/15/26	5.750	1,200,628

1,000	Motion Bondco DAC, Rule 144A, Company Guaranteed Notes (Callable 11/15/22 @ 103.31)(1),(9)	(CCC-, Caa2)	11/15/27	6.625	868,450

1,150	Powdr Corp., Rule 144A, Senior Secured Notes (Callable 08/01/22 @ 103.00)(1)	(B, B1)	08/01/25	6.000	1,163,858

600	SeaWorld Parks & Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 05/01/22 @ 104.38)(1)	(B-, B2)	05/01/25	8.750	631,500

2,150	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 11/30/20 @ 102.44)(1)	(CCC, B3)	07/31/24	4.875	2,001,371

600	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 04/15/22 @ 102.75)(1),(9)	(CCC, B3)	04/15/27	5.500	558,930

400	Six Flags Theme Parks, Inc., Rule 144A, Senior Secured Notes (Callable 07/01/22 @ 103.50)(1)	(B, Ba2)	07/01/25	7.000	424,250

3,135	Speedway Funding II, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/01/22 @ 102.44)(1)	(BB-, B2)	11/01/27	4.875	2,986,087

920	Vail Resorts, Inc., 144A, Company Guaranteed Notes (Callable 05/15/22 @ 103.13)(1)	(BB, B2)	05/15/25	6.250	967,150

					16,396,323

Restaurants (0.6%)

1,422	New Red Finance, Inc., Rule 144A, Secured Notes (Callable 11/13/20 @ 102.50)(1)	(B+, B2)	10/15/25	5.000	1,458,474

Software - Services (4.0%)

890	CDK Global, Inc., Global Senior Unsecured Notes (Callable 06/01/22 @ 102.44)	(BB+, Ba1)	06/01/27	4.875	923,998

388	GD Finance Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/22 @ 102.63)(1)	(BB-, B1)	12/01/27	5.250	407,157

300	Granite Merger Sub 2, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/22 @ 108.25)(1)	(CCC+, Caa1)	07/15/27	11.000	326,381

1,700	Presidio Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 104.13)(1)	(CCC+, Caa1)	02/01/28	8.250	1,807,312

235	Presidio Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/23 @ 102.44)(1)	(B, B1)	02/01/27	4.875	241,646

3,975	Solera Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/30/20 @ 105.25)(1)	(CCC+, Caa1)	03/01/24	10.500	4,132,092

1,500	SS&C Technologies, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/30/22 @ 104.13)(1)	(B+, B2)	09/30/27	5.500	1,596,120

550	WEX, Inc., Rule 144A, Senior Secured Notes (Callable 11/30/20 @ 100.79)(1)	(BB-, Ba2)	02/01/23	4.750	552,005

					9,986,711

Specialty Retail (2.4%)

61	Asbury Automotive Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/23 @ 102.25)(1)	(BB, B1)	03/01/28	4.500	62,182

733	Asbury Automotive Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/25 @ 102.38)(1)	(BB, B1)	03/01/30	4.750	757,739

1,425	eG Global Finance PLC, Rule 144A, Senior Secured Notes (Callable 10/30/21 @ 104.25)(1)	(B-, B3)	10/30/25	8.500	1,459,912

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Specialty Retail

$1,403	Lithia Motors, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/30/20 @ 103.94)(1)	(BB, Ba2)	08/01/25	5.250	$1,457,219

2,500	Ruyi U.S. Finance LLC, Rule 144A, Senior Secured Notes (Callable 05/01/21 @ 105.63)(1)	(NR, Caa2)	05/01/25	7.500	1,762,500

300	Sally Capital, Inc., Rule 144A, Secured Notes (Callable 04/30/22 @ 104.38)(1)	(BB-, Ba2)	04/30/25	8.750	330,375

					5,829,927

Steel Producers/Products (0.3%)

725	Allegheny Technologies, Inc., Global Senior Unsecured Notes (Callable 12/01/22 @ 102.94)(9)	(B, B3)	12/01/27	5.875	683,766

Support - Services (4.3%)

2,465	Gems Education Delaware LLC, Rule 144A, Senior Secured Notes (Callable 07/31/22 @ 103.56)(1)	(B, B3)	07/31/26	7.125	2,443,431

1,950	KAR Auction Services, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/30/20 @ 103.84)(1)	(B-, Caa1)	06/01/25	5.125	1,967,062

925	Korn Ferry, Rule 144A, Company Guaranteed Notes (Callable 12/15/22 @ 102.31)(1)	(BB, Ba3)	12/15/27	4.625	945,813

300	Sabre Global, Inc., Rule 144A, Senior Secured Notes (Callable 03/16/25 @ 100.00)(1)	(B, Ba3)	04/15/25	9.250	331,125

1,700	Tempo Acquisition Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 11/10/20 @ 103.38)(1)	(CCC+, Caa1)	06/01/25	6.750	1,727,200

445	United Rentals North America, Inc., Company Guaranteed Notes (Callable 01/15/23 @ 102.44)	(BB-, Ba3)	01/15/28	4.875	467,806

2,864	WeWork Cos., Inc., Rule 144A, Company Guaranteed Notes(1)	(CCC+, Wr)	05/01/25	7.875	1,824,039

865	Williams Scotsman International, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/23 @ 102.31)(1)	(B+, B3)	08/15/28	4.625	872,028

					10,578,504

Tech Hardware & Equipment (2.0%)

1,690	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 11/10/20 @ 103.00)(1)	(CCC+, B3)	06/15/25	6.000	1,677,713

1,750	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 03/15/22 @ 102.50)(1)	(CCC+, B3)	03/15/27	5.000	1,636,285

675	CommScope, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/22 @ 104.13)(1)	(CCC+, B3)	03/01/27	8.250	699,469

250	CommScope, Inc., Rule 144A, Senior Secured Notes (Callable 03/01/22 @ 103.00)(1)	(B, Ba3)	03/01/26	6.000	259,704

775	Xerox Holdings Corp., Rule 144A, Company Guaranteed Notes (Callable 07/15/28 @ 100.00)(1)	(BB, Ba1)	08/15/28	5.500	766,533

					5,039,704

Telecom - Wireline Integrated & Services (3.5%)

2,300	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 05/15/21 @ 103.75)(1)	(B, B2)	05/15/26	7.500	2,403,500

1,100	Altice France S.A., Rule 144A, Senior Secured Notes (Callable 05/01/21 @ 103.69)(1)	(B, B2)	05/01/26	7.375	1,149,225

420	Equinix, Inc., Senior Unsecured Notes (Callable 05/15/22 @ 102.69)	(BBB-, Baa3)	05/15/27	5.375	458,039

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Telecom - Wireline Integrated & Services

$4,000	GTT Communications, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/30/20 @ 105.91)(1)	(CCC-, Caa2)	12/31/24	7.875	$2,015,000

2,000	LCPR Senior Secured Financing DAC, Rule 144A, Senior Secured Notes (Callable 10/15/22 @ 103.38)(1)	(B+, B1)	10/15/27	6.750	2,127,500

600	Zayo Group Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 03/01/23 @ 103.06)(1)	(CCC+, Caa1)	03/01/28	6.125	606,282

					8,759,546

Theaters & Entertainment (2.6%)

389	AMC Entertainment Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/22 @ 105.25)(1)	(CCC, Caa2)	04/24/26	10.500	200,335

3,305	AMC Entertainment Holdings, Inc., 10.00% Cash, 12.00% PIK, Rule 144A, Secured Notes (Callable 06/15/23 @ 106.00)(1),(3)	(C, Ca)	06/15/26	12.000	214,825

1,000	Cinemark U.S.A., Inc., Global Company Guaranteed Notes (Callable 11/30/20 @ 100.81)	(B, Caa1)	06/01/23	4.875	840,265

1,265	Cinemark U.S.A., Inc., Rule 144A, Senior Secured Notes (Callable 05/01/22 @ 104.38)(1)	(BB-, Ba3)	05/01/25	8.750	1,311,647

200	Expedia Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/25 @ 100.00)(1)	(BBB-, Baa3)	05/01/25	6.250	220,140

550	Expedia Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/01/22 @ 103.50)(1)	(BBB-, Baa3)	05/01/25	7.000	589,378

2,200	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/05/20 @ 102.44)(1)	(B, B3)	11/01/24	4.875	2,121,636

400	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/21 @ 104.22)(1)	(B, B3)	03/15/26	5.625	382,600

500	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/22 @ 103.56)(1)	(B, B3)	10/15/27	4.750	460,312

					6,341,138

Transport Infrastructure/Services (1.0%)

3,150	Navios Maritime Finance II U.S., Inc., Rule 144A, Senior Secured Notes (Callable 11/30/20 @ 100.00)(1)	(CCC, Caa2)	08/15/22	11.250	2,583,000

TOTAL CORPORATE BONDS (Cost $236,641,127)					222,839,820

BANK LOANS (33.5%)

Advertising (0.3%)

594	Southern Graphics, Inc., LIBOR 1M + 3.250%(10)	(CCC+, B3)	12/31/22	3.398	391,484

850	Southern Graphics, Inc., LIBOR 1M + 7.500%(8),(10)	(CCC-, Caa3)	12/31/23	7.648	282,625

					674,109

Auto Parts & Equipment (0.6%)

963	Dayco Products LLC, LIBOR 3M + 4.250%(10)	(CCC+, Caa2)	05/19/23	4.506	614,163

314	Jason Group, Inc., LIBOR 1M + 2.000%(10)	(CCC-, Caa3)	02/28/26	11.000	286,372

477	Jason Group, Inc., LIBOR 1M + 3.000%(7),(10)	(B-, Caa1)	08/28/25	7.000	459,944

					1,360,479

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Building & Construction (1.2%)

$1,980	ACProducts, Inc., LIBOR 3M + 6.500%(10)	(B, B2)	08/18/25	7.500	$2,005,611

1,078	TRC Companies, Inc., LIBOR 1M + 5.000%(10)	(B, B2)	06/21/24	6.000	1,053,710

					3,059,321

Building Materials (1.7%)

2,000	Airxcel, Inc., LIBOR 1M + 8.750%(10)	(CCC, Ca)	04/27/26	8.898	1,765,000

2,455	LBM Borrower LLC, LIBOR 3M + 3.750%(10)	(B+, B2)	08/20/22	4.750	2,459,190

					4,224,190

Chemicals (4.7%)

2,228	Ascend Performance Materials Operations LLC, LIBOR 3M + 5.250%(10)	(BB-, B1)	08/27/26	6.250	2,226,108

92	ASP Chromaflo Intermediate Holdings, Inc., LIBOR 1M + 8.000%(8),(10)	(CCC, Caa2)	11/18/24	9.000	75,281

2,472	PMHC II, Inc., LIBOR 12M + 3.500%(10)	(CCC+, Caa1)	03/31/25	4.500	2,252,163

2,456	Polar U.S. Borrower LLC, LIBOR 1M + 4.750%(10)	(B-, B2)	10/15/25	4.897	2,370,281

1,767	UTEX Industries, Inc.(5),(11),(12)	(NR, NR)	05/22/21	0.000	544,318

146	UTEX Industries, Inc., LIBOR 1M + 9.000%(7),(10)	(NR, NR)	02/10/21	10.000	146,714

102	UTEX Industries, Inc.(7),(11)	(NR, NR)	10/30/24	8.500	102,700

2,000	Vantage Specialty Chemicals, Inc., LIBOR 6M + 8.250%(8),(10)	(CCC, Caa3)	10/27/25	9.250	1,572,090

2,443	Zep, Inc., LIBOR 6M + 4.000%(10)	(CCC+, B3)	08/12/24	5.000	2,317,090

					11,606,745

Diversified Capital Goods (0.5%)

2,045	Dynacast International LLC, LIBOR 3M + 8.500%(10)	(CCC-, Caa3)	01/30/23	9.500	1,219,331

Electronics (2.2%)

999	CPI International, Inc., LIBOR 1M + 7.250%(7),(8),(10)	(CCC, Caa2)	07/26/25	8.250	884,448

2,250	EXC Holdings III Corp., LIBOR 3M + 7.500%(10)	(CCC+, Caa2)	12/01/25	8.500	2,232,428

2,441	Oberthur Technologies SA, LIBOR 3M + 3.750%(10)	(B-, B3)	01/10/24	3.970	2,352,872

					5,469,748

Energy - Exploration & Production (0.1%)

2,544	PES Holdings LLC, PRIME + 6.990%, PIK(3),(5),(10)	(NR, NR)	12/31/22	6.250	286,177

Food - Wholesale (0.5%)

1,122	United Natural Foods, Inc., LIBOR 1M + 4.250%(10)	(B, B2)	10/22/25	4.398	1,107,237

Gaming (0.1%)

300	Gateway Casinos & Entertainment Ltd., LIBOR 3M + 3.500%(10)	(B, B2)	03/13/25	7.500	271,500

Gas Distribution (1.5%)

1,214	BCP Renaissance Parent LLC, LIBOR 2M + 3.500%(10)	(B, B2)	10/31/24	4.500	1,119,102

987	BCP Renaissance Parent LLC, LIBOR 2M + 3.500%(10)	(B, B2)	11/01/24	3.689	917,054

1,848	Traverse Midstream Partners LLC, LIBOR 1M + 5.500%(10)	(B, B3)	09/27/24	6.500	1,712,250

					3,748,406

Health Facility (0.4%)

1,135	Western Dental Services, Inc., LIBOR 3M + 5.250%(7),(10)	(CCC+, Caa1)	06/30/23	6.250	1,074,977

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Health Services (1.2%)

$2,222	Athenahealth, Inc., LIBOR 3M + 4.500%(7),(10)	(B, B2)	02/11/26	4.750	$2,180,173

895	Carestream Health, Inc., LIBOR 6M + 6.750%(10)	(B-, B1)	05/08/23	7.750	866,291

					3,046,464

Insurance Brokerage (1.3%)

1,935	Acrisure LLC, LIBOR 1M + 3.500%(10)	(B, B2)	02/15/27	3.648	1,871,037

1,238	Alera Group Holdings, Inc., LIBOR 1M + 4.000%(7),(10)	(B, B2)	08/01/25	4.500	1,207,512

					3,078,549

Investments & Misc. Financial Services (1.1%)

1,489	Advisor Group, Inc., LIBOR 1M + 5.000%(10)	(B-, B2)	07/31/26	5.148	1,439,539

1,298	Deerfield Dakota Holding LLC, LIBOR 1M + 8.000%(7),(10)	(CCC, Caa2)	04/07/28	9.000	1,307,813

173	Ditech Holding Corp., PRIME + 7.000%(5),(7),(10)	(NR, NR)	06/30/22	11.250	52,049

					2,799,401

Life Insurance (0.6%)

1,461	Vida Capital, Inc., LIBOR 1M + 6.000%(10)	(B, B2)	10/01/26	6.148	1,453,322

Machinery (1.5%)

1,223	LTI Holdings, Inc., LIBOR 1M + 6.750%(8),(10)	(CCC+, Caa3)	09/06/26	6.898	1,099,610

594	LTI Holdings, Inc., LIBOR 1M + 3.500%(10)	(B-, B3)	09/06/25	3.648	555,654

2,475	WireCo WorldGroup, Inc., LIBOR 6M + 9.000%(8),(10)	(CCC+, Caa3)	09/30/24	10.000	1,905,750

					3,561,014

Medical Products (0.8%)

1,167	ABB Concise Optical Group LLC, LIBOR 6M + 5.000%(10)	(CCC+, B3)	06/15/23	6.000	1,024,166

993	Sotera Health Holdings LLC, LIBOR 3M + 4.500%(10)	(B, B2)	12/11/26	5.500	990,756

					2,014,922

Metals & Mining - Excluding Steel (0.8%)

1,991	GrafTech Finance, Inc., LIBOR 1M + 3.500%(10)	(BB-, B1)	02/12/25	4.500	1,968,917

Packaging (0.1%)

800	Strategic Materials, Inc., LIBOR 3M + 7.750%(7),(8),(10)	(CC, C)	10/31/25	8.750	284,000

Personal & Household Products (1.3%)

1,765	Serta Simmons Bedding LLC (First Out Term Loan), LIBOR 1M + 7.500%(10)	(B+, B2)	08/10/23	8.500	1,771,974

1,070	Serta Simmons Bedding LLC (Second Out Term Loan), LIBOR 1M + 7.500%(10)	(B, Caa2)	08/10/23	8.500	918,707

478	TricorBraun Holdings, Inc., PRIME + 2.750%(10)	(B-, B2)	11/30/23	4.750	471,473

					3,162,154

Pharmaceuticals (0.3%)

809	Akorn, Inc., LIBOR 3M + 7.500%(10)	(CCC+, Caa2)	10/01/25	14.000	813,267

					813,267

Real Estate Investment Trusts (0.4%)

850	Blackstone Mortgage Trust, Inc., LIBOR 1M + 4.750%(7),(10)	(B+, Ba2)	04/23/26	5.750	850,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Recreation & Travel (2.2%)

$1,959	Bulldog Purchaser, Inc., LIBOR 1M + 7.750%(10)	(CCC-, Caa3)	09/04/26	7.898	$1,635,765

1,857	Bulldog Purchaser, Inc., LIBOR 1M + 3.750%(10)	(B-, B3)	09/05/25	3.898	1,633,984

1,547	Hornblower Sub LLC, LIBOR 3M + 4.500%(10)	(CCC-, Caa2)	04/27/25	5.500	1,126,093

1,082	Hornblower Sub LLC(11)	(NR, NR)	11/02/25	9.125	1,050,000

					5,445,842

Restaurants (0.1%)

277	Golden Nugget, Inc., LIBOR 1M + 12.000%(7),(10)	(NR, NR)	10/04/23	13.000	320,339

23	Golden Nugget, Inc., LIBOR 3M + 12.000%(7),(10)	(NR, NR)	10/04/23	13.000	25,708

					346,047

Software - Services (3.5%)

746	Aston FinCo Sarl, LIBOR 1M + 4.250%(10)	(B-, B2)	10/09/26	4.395	735,176

2,560	Epicor Software Corp., LIBOR 1M + 7.750%(10)	(CCC, Caa2)	07/31/28	8.750	2,632,000

248	Finastra U.S.A., Inc., LIBOR 6M + 3.500%(10)	(CCC+, B2)	06/13/24	4.500	234,617

2,979	Finastra U.S.A., Inc., LIBOR 6M + 7.250%(10)	(CCC-, Caa2)	06/13/25	8.250	2,915,785

880	Hyland Software, Inc., LIBOR 1M + 7.000%(10)	(CCC, Caa1)	07/07/25	7.750	874,865

592	LDiscovery LLC, LIBOR 3M + 5.875%(7),(10)	(B, B2)	12/09/22	6.875	584,985

726	Project Leopard Holdings, Inc., LIBOR 3M + 4.250%(10)	(B, B2)	07/07/23	5.250	715,647

					8,693,075

Specialty Retail (0.9%)

1,500	Boing U.S. Holdco, Inc., LIBOR 1M + 7.500%(8),(10)	(CCC, Caa2)	10/03/25	8.500	1,410,000

810	Sally Holdings LLC	(BB+, Ba1)	07/05/24	4.500	810,003

					2,220,003

Support - Services (1.0%)

1,231	IG Investment Holdings LLC, LIBOR 3M + 4.000%(10)	(B-, B2)	05/23/25	5.000	1,209,952

245	Nuvei Technologies Corp., LIBOR 1M + 5.000%(7),(10)	(B+, Ba3)	09/29/25	4.750	245,432

1,000	USS Ultimate Holdings, Inc., LIBOR 3M + 7.750%(8),(10)	(CCC, Caa2)	08/25/25	8.750	958,750

					2,414,134

Telecom - Wireline Integrated & Services (0.4%)

1,125	TVC Albany, Inc., LIBOR 1M + 7.500%(7),(8),(10)	(CCC, Caa2)	07/23/26	7.650	973,125

Theaters & Entertainment (2.2%)

2,458	Metro-Goldwyn-Mayer, Inc., LIBOR 1M + 4.500%(7),(10)	(CCC+, B3)	07/03/26	5.500	2,403,136

2,406	William Morris Endeavor Entertainment LLC, LIBOR 1M + 2.750%(10)	(CCC+, B3)	05/18/25	2.900	2,065,777

995	William Morris Endeavor Entertainment LLC, LIBOR 1M + 8.500%(7),(10)	(CCC+, B3)	05/18/25	9.500	987,537

					5,456,450

TOTAL BANK LOANS (Cost $91,712,706)					82,682,906

ASSET BACKED SECURITIES (2.9%)

Collateralized Debt Obligations (2.9%)

1,500	Anchorage Credit Opportunities CLO 1 Ltd., 2019-1A, Rule 144A, LIBOR 3M + 7.550%(1),(10)	(BB-, NR)	01/20/32	7.768	1,402,364

1,250	Battalion CLO 18 Ltd., 2020-18A, Rule 144A, LIBOR 3M + 7.940%(1),(10)	(BB-, NR)	10/15/32	8.175	1,224,903

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

ASSET BACKED SECURITIES (continued)

Collateralized Debt Obligations

$1,500	KKR CLO Ltd., 16, Rule 144A, LIBOR 3M + 6.750%(1),(10)	(NR, Ba3)	01/20/29	6.968	$1,281,326

1,000	Oaktree CLO Ltd., 2019-4A, Rule 144A, LIBOR 3M + 7.230%(1),(10)	(BB-, NR)	10/20/32	7.448	928,902

1,050	Octagon Investment Partners 48 Ltd., 2020-3A, Rule 144A, LIBOR 3M + 7.660%(1),(10)	(BB-, NR)	10/20/31	7.892	1,037,281

1,500	Symphony Credit Opportunities Fund Ltd., 2015-2A, Rule 144A, LIBOR 3M + 3.060%(1),(10)	(NR, Baa3)	07/15/28	3.335	1,383,503

TOTAL ASSET BACKED SECURITIES (Cost $7,648,874)					7,258,279

Number of Shares

COMMON STOCKS (1.1%)

Auto Parts & Equipment (0.5%)

27,589	Jason Group, Inc.(6),(7),(13)				137,946

109,693	Remainco LLC(6),(7),(13)				1,077,185

					1,215,131

Building & Construction (0.0%)

10	White Forest Resources, Inc.(6),(7),(8),(13)				—

Chemicals (0.1%)

4,893	Huntsman Corp.(8),(13)				118,851

5,400	Project Investor Holdings LLC(6),(7),(8),(13)				54

89,998	Proppants Holdings LLC(6),(7),(8),(13)				98,098

					217,003

Energy - Exploration & Production (0.1%)

10,716	Independence Contract Drilling, Inc.(13)				24,907

111,570	PES Energy, Inc.(8),(13)				1,116

32,848	Talos Energy, Inc.(13)				216,140

					242,163

Oil Field Equipment & Services (0.0%)

4,254	Pioneer Energy Services Corp.(6),(7),(13)				3,190

Pharmaceuticals (0.3%)

68,836	Akorn Holding Company LLC				757,196

Support - Services (0.1%)

2,100	LTR Holdings LLC(6),(7),(8),(13)				289,275

865	Sprint Industrial Holdings LLC, Class G(6),(7),(8),(13)				—

78	Sprint Industrial Holdings LLC, Class H(6),(7),(8),(13)				—

192	Sprint Industrial Holdings LLC, Class I(6),(7),(8),(13)				2

					289,277

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Number of Shares

COMMON STOCKS (continued)

Theaters & Entertainment (0.0%)

$45	NEG Holdings LLC, Litigation Trust Units(6),(7),(8),(13)	$—

TOTAL COMMON STOCKS (Cost $6,769,060)		2,723,960

WARRANT (0.0%)

Chemicals (0.0%)

22,499	Project Investor Holdings LLC, expires 02/20/2022(6),(7),(8),(13) (Cost $11,699)	—

SHORT-TERM INVESTMENTS (1.2%)

3,021,285	State Street Navigator Securities Lending Government Money Market Portfolio 0.09%(14) (Cost $3,021,285)	3,021,285

TOTAL INVESTMENTS AT VALUE (128.9%) (Cost $345,804,751)		318,526,250

LIABILITIES IN EXCESS OF OTHER ASSETS (-28.9%)		(71,508,910)

NET ASSETS (100.0%)		$247,017,340

†	Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, these securities amounted to a value of $202,087,664 or 81.8% of net assets.

(2)	This security is denominated in British Pound.

(3)	PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

(4)	This security is denominated in Euro.

(5)	Bond is currently in default.

(6)	Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(7)	Security is valued using significant unobservable inputs.

(8)	Illiquid security (unaudited).

(9)	Security or portion thereof is out on loan (See note 2-J).

(10)	Variable rate obligation - The interest rate shown is the rate in effect as of October 31, 2020.

(11)

The rates on certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The interest rate shown is the rate in effect as of October 31, 2020.

(12)	Zero coupon security.

(13)	Non-income producing security.

(14)	Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at October 31, 2020.

INVESTMENT ABBREVIATIONS

1M = 1 Month

2M = 2 Month

3M = 3 Month

6M = 6 Month

12M = 12 Month

LIBOR = London Interbank Offered Rate

NR = Not Rated

Sarl = société à responsabilité limitée

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2020

Forward Foreign Currency Contracts

Forward Currency to be Purchased (Local)		Forward Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/Notional	Net Unrealized Appreciation (Depreciation)
USD	1,529,640	EUR	1,290,972	10/13/21	Morgan Stanley	$(1,529,640)	$(1,515,916)	$13,724
USD	1,394,186	GBP	1,077,650	10/13/21	Deutsche Bank AG	(1,394,186)	(1,396,151)	(1,965)

								$11,759

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

October 31, 2020

Assets
Investments at value, including collateral for securities on loan of $3,021,285 (Cost $345,804,751) (Note 2)	$318,526,250[1]
Cash	14,368,963
Foreign currency at value (Cost $86,039)	85,344
Receivable for investments sold	5,672,493
Interest receivable	4,929,035
Unrealized appreciation on forward foreign currency contracts (Note 2)	13,724
Prepaid expenses and other assets	9,513

Total assets	343,605,322

Liabilities
Investment advisory fee payable (Note 3)	232,514
Administrative services fee payable (Note 3)	41,111
Loan payable (Note 4)	86,750,000
Payable for investments purchased	6,287,187
Payable upon return of securities loaned (Note 2)	3,021,285
Interest payable	52,667
Trustees’ fee payable	48,640
Unrealized depreciation on forward foreign currency contracts (Note 2)	1,965
Accrued expenses	152,613

Total liabilities	96,587,982

Net Assets
Applicable to 103,507,402 shares outstanding	$247,017,340

Net Assets
Capital stock, $.001 par value (Note 6)	103,507
Paid-in capital (Note 6)	297,755,791
Total distributable earnings (loss)	(50,841,958)

Net assets	$247,017,340

Net Asset Value Per Share ($247,017,340 / 103,507,402)	$2.39

Market Price Per Share	$2.07

[1]	Includes $2,981,304 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Year Ended October 31, 2020

Investment Income
Interest	$24,629,400
Dividends	87,136
Other	43,904
Securities lending (net of rebates)	32,227

Total investment income	24,792,667

Expenses
Investment advisory fees (Note 3)	3,183,432
Administrative services fees (Note 3)	70,255
Interest expense (Note 4)	1,544,906
Commitment fees (Note 4)	118,595
Trustees’ fees	111,487
Legal fees	74,406
Audit and tax fees	53,707
Custodian fees	51,955
Printing fees	50,948
Stock exchange listing fees	33,376
Transfer agent fees (Note 3)	24,349
Insurance expense	10,237
Miscellaneous expense	10,401

Total expenses	5,338,054
Less: fees waived (Note 3)	(424,999)

Net expenses	4,913,055

Net investment income	19,879,612

Net Realized and Unrealized Gain (Loss) from Investments, Foreign Currency and Forward Foreign Currency Contracts
Net realized gain from investments	844,449
Net realized gain from foreign currency transactions	58,094
Net realized loss from forward foreign currency contracts	(121,746)
Net change in unrealized appreciation (depreciation) from investments	(15,611,859)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(1,302)
Net change in unrealized appreciation (depreciation) from forward foreign currency contracts	135,732

Net realized and unrealized loss from Investments, foreign Currency and Forward Foreign Currency Contracts	(14,696,632)

Net increase in net assets resulting from operations	$5,182,980

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
From Operations
Net investment income	$19,879,612	$20,025,305
Net realized loss from investments, foreign currency transactions and forward foreign currency contracts	780,797	(889,970)
Net change in unrealized appreciation (depreciation) from investments, foreign currency translations and forward foreign currency contracts	(15,477,429)	841,171

Net increase in net assets resulting from operations	5,182,980	19,976,506

From Distributions
From distributable earnings	(20,010,630)	(19,793,295)
Return of Capital	(742,456)	(3,903,530)

Net decrease in net assets resulting from distributions	(20,753,086)	(23,696,825)

From Capital Share Transactions (Note 6)
Reinvestment of dividends	19,719	55,828

Net increase in net assets from capital share transactions	19,719	55,828

Net decrease in net assets	(15,550,387)	(3,664,491)
Net Assets
Beginning of year	262,567,727	266,232,218

End of year	$247,017,340	$262,567,727

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

October 31, 2020

Reconciliation of Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations		$5,182,980

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Decrease in interest receivable	$175,013
Increase in accrued expenses	102,004
Decrease in payable upon return of securities loaned	(8,360,980)
Increase in interest payable	27,764
Increase in prepaid expenses and other assets	(2,226)
Decrease in advisory fees payable	(14,492)
Net amortization and accretion of discount and premium on investments	(913,939)
Purchases of long-term securities, net of change in payable for investments purchased	(110,238,970)
Sales of long-term securities, net of change in receivable for investments sold	121,202,769
Net proceeds from sales (purchases) of short-term securities	6,773,200
Net change in unrealized (appreciation) depreciation from investments and forward foreign currency contracts	15,476,127
Net realized gain from investments	(844,449)
Total adjustments		23,381,821

Net cash provided by operating activities[1]		$28,564,801

Cash Flows From Financing Activities
Borrowings on revolving credit facility	17,250,000
Repayments of credit facility	(22,500,000)
Cash dividends paid	(20,733,367)

Net cash provided by financing activities		(25,983,367)

Net increase in cash		2,581,434
Cash — beginning of year		11,872,873

Cash — end of year		$14,454,307

Non-Cash Activity:
Issuance of shares through dividend reinvestments		$19,719

[1]	Included in net cash provided by operating activities is cash of $1,517,142 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Financial Highlights

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Per share operating performance
Net asset value, beginning of year	$2.54	$2.57	$2.80	$2.62	$2.62

INVESTMENT OPERATIONS
Net investment income[1]	0.19	0.20	0.21	0.23	0.25
Net gain (loss) on investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	(0.14)	(0.00)[2]	(0.19)	0.22	0.03

Total from investment activities	0.05	0.20	0.02	0.45	0.28

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.19)	(0.19)	(0.21)	(0.22)	(0.24)
Return of capital	(0.01)	(0.04)	(0.04)	(0.05)	(0.04)

Total dividends and distributions	(0.20)	(0.23)	(0.25)	(0.27)	(0.28)

CAPITAL SHARE TRANSACTIONS
Increase to net asset value due to shares issued through at-the-market offerings	—	—	—	0.00 [2]	—

Net asset value, end of year	$2.39	$2.54	$2.57	$2.80	$2.62

Per share market value, end of year	$2.07	$2.53	$2.35	$2.84	$2.44

TOTAL INVESTMENT RETURN[3]
Net asset value	3.43%	8.54%	0.68%	17.90%	12.75%
Market value	(10.07)%	18.23%	(9.23)%	28.40%	14.63%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$247,017	$262,568	$266,232	$287,967	$261,610
Ratio of net expenses to average net assets	2.00%	2.70%	2.59%	2.14%	2.04%
Ratio of net expenses to average net assets excluding interest expense	1.37%	1.37%	1.41%	1.38%	1.45%
Ratio of net investment income to average net assets	8.10%	7.60%	7.81%	8.19%	10.07%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.18%	0.16%	0.15%	0.15%	0.17%
Average debt per share	$0.93	$1.06	$1.20	$1.13	$1.11
Asset Coverage per $1,000 of Indebtedness	$3,847	$3,854	$3,147	$3,482	$3,567
Portfolio turnover rate[4]	33%	32%	42%	65%	49%

[1]	Per share information is calculated using the average shares outstanding method.
[2]	This amount represents less than $0.01 or $(0.01) per share.
[3]

Total investment return at net asset value is based on the change in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and market price.

[4]

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

October 31, 2020

Note 1. Organization

Credit Suisse High Yield Bond Fund (the “Fund”) is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The Board of Trustees (the “Board”) is responsible for the Fund’s valuation process. The Board has delegated the supervision of the daily valuation process to Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse” or the “Adviser”), who has established a Pricing Committee which, pursuant to the policies adopted by the Board, is responsible for making fair valuation determinations and overseeing the Fund’s pricing policies. The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2020

Note 2. Significant Accounting Policies (continued)

not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, these securities will be fair valued in good faith by the Pricing Committee, in accordance with procedures adopted by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3		Total
Investments in Securities
Corporate Bonds	$—	$222,715,109	$124,711		$222,839,820
Bank Loans	—	68,592,314	14,090,592		82,682,906
Asset Backed Securities	—	7,258,279	—		7,258,279
Common Stocks	1,117,094	1,116	1,605,750		2,723,960
Warrants	—	—	0	(1)	0	(1)
Short-term Investment	—	3,021,285	—		3,021,285

	$1,117,094	$301,588,103	$15,821,053		$318,526,250

Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$13,724	$—		$13,724

Liabilities	Level 1	Level 2	Level 3		Total
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$1,965	$—		$1,965

*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.
(1)	Includes zero valued securities.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2020

Note 2. Significant Accounting Policies (continued)

The following is a reconciliation of investments as of October 31, 2020 for which significant unobservable inputs were used in determining fair value. All transfers, if any, are assumed to occur at the end of the reporting period.

	Corporate Bonds	Bank Loans	Common Stocks	Warrants		Total
Balance as of October 31, 2019	$3,667	$16,330,150	$3,699,110	$0	(1)	$20,032,927
Accrued discounts (premiums)	—	43,099	—	—		43,099
Purchases	1,292,000	7,912,709	3,378,613	—		12,583,322
Sales	(588,211)	(5,760,249)	(5,392,915)	—		(11,741,375)
Realized gain (loss)	(425,789)	(291,288)	2,337,263	—		1,620,186
Change in unrealized appreciation (depreciation)	(156,956)	(1,396,597)	(2,416,321)	—		(3,969,874)
Transfers into Level 3	—	3,790,333	—	—		3,790,333
Transfers out of Level 3	—	(6,537,565)	—	—		(6,537,565)

Balance as of October 31, 2020	$124,711	$14,090,592	$1,605,750	$0	(1)	$15,821,053

Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2020	$(156,956)	$(623,633)	$(998,227)	$—		$(1,778,816)

(1)	Includes zero valued securities.

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value At 10/31/2020	Valuation Technique	Unobservable Input	Range (Weighted Average)*
Bank Loans	$14,090,592	Vendor pricing	Single Broker Quote	$0.30 – $1.15 ($0.96)
Common Stocks	$1,077,187	Income Approach	Expected Remaining Distribution	$0.01 – $9.82 ($9.82)
	$390,618	Market Approach	EBITDA Multiples	3.1 – 7.6 (7.2)
	$137,945	Vendor pricing	Single Broker Quote	$5.00 (N/A)
Corporate Bonds	$3,667	Income Approach	Expected Remaining Distribution	$0.01 (N/A)
	$121,044	Market Approach	EBITDA Multiples	5.7 (N/A)
Warrants	$0	Market Approach	EBITDA Multiples	6.2 (N/A)

*	Weighted by relative fair value

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs that Credit Suisse considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the least observable input that is significant to the fair value measurement. Additionally, changes in the market environment and other events that

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2020

Note 2. Significant Accounting Policies (continued)

may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

For the year ended October 31, 2020, $3,790,333 was transferred from Level 2 to Level 3 due to a lack of a pricing source supported by observable inputs and $6,537,565 was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows.

The following table presents the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2020 and the effect of these derivatives on the Statement of Operations for the year ended October 31, 2020.

Primary Underlying Risk	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Change in Unrealized Appreciation(Depreciation)
Foreign currency exchange rate forward contracts	$13,724	$1,965	$(121,746)	$135,732

For the year ended October 31, 2020, the Fund held an average monthly value on a net basis of $6,136,964 in forward foreign currency contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund’s derivative assets, net of related collateral held by the Fund, at October 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$13,724	$—	$—	$—	$13,724

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2020

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Fund’s derivative liabilities, net of related collateral pledged by the Fund, at October 31, 2020:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Deutsche Bank	$1,965	$—	$—	$—	$1,965

(a)	Forward foreign currency contracts are included.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into US dollar amounts on the date of those transactions.

Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments, at the end of the period, resulting from changes in exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2020

Note 2. Significant Accounting Policies (continued)

investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships (“Qualifying Income”).

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G) CASH — The Fund’s uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company (“SSB”), the Fund’s custodian.

H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income/expense recognized on investment securities.

I) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2020

Note 2. Significant Accounting Policies (continued)

exchange rate movements during the term of the contract. The Fund’s open forward currency contracts at October 31, 2020 are disclosed in the Schedule of Investments.

J) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded and unfunded portions of credit agreements are presented in the Schedule of Investments. As of October 31, 2020, the fund has no unfunded loan commitments.

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

K) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund’s securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of October 31, 2020, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Total Collateral
$2,981,304	$3,021,285	$3,021,285

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2020.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Collateral Received(b)	Net Amount (not less than $0)
$2,981,304	$(2,981,304)	$—

(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. During the year ended October 31, 2020, total earnings from the Fund’s investment in cash collateral received in connection with securities lending arrangements was $72,621, of which $29,660 was rebated to borrowers (brokers). The Fund retained $32,227 in income from the cash collateral investment, and SSB, as lending agent, was paid $10,734.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2020

Note 2. Significant Accounting Policies (continued)

L) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains uncertain. There also remains uncertainty and risk regarding the willingness and ability of issuers to include fallback provisions and/or other measures that contemplate the discontinuation of LIBOR in new and existing contracts or instruments. In addition, there are obstacles to converting certain longer-term securities and transactions to a new reference rate or rates and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined.

The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently reference LIBOR, reduced values of LIBOR-related investments, reduced effectiveness of hedging strategies, increased costs for certain LIBOR-related instruments, increased difficulty in borrowing or refinancing, and prolonged adverse market conditions for the Fund. Furthermore, the risks associated with the expected discontinuation of LIBOR and related transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

In the normal course of business the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s net asset value.

M) RECENT ACCOUNTING PRONOUNCEMENTS — In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2020

Note 2. Significant Accounting Policies (continued)

and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

The Fund is subject to Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased callable debt securities with noncontingent call features to the earliest call date. The Fund applied the standard on a retrospective basis, as allowed under the standard, beginning with the fiscal year ended October 31, 2019. The identified cost basis of the applicable securities at October 31, 2019 has been adjusted from $365,095,489 to $364,974,995. This change had no impact on total distributable earnings (loss) or the net asset value of the Fund.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the implication, if any, of the additional disclosure requirement and the impact is reflected on the Fund’s financial statements.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annualized rate of 1.00% of the first $250 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2011, Credit Suisse has agreed to waive 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. For the year ended October 31, 2020, investment advisory fees earned and voluntarily waived were $3,183,432 and $424,999, respectively. These fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2020, administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $70,255.

The Fund from time to time purchases or sells loan investments in the secondary market through Credit Suisse or its affiliates acting in the capacity as broker-dealer. Credit Suisse or its affiliates may have acted in some type of agent capacity to the initial loan offering prior to such loan trading in the secondary market.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2020

Note 4. Line of Credit

The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the “Agreement”). The Fund may borrow the lesser of: a) $130,000,000; b) an amount that is no greater than 33 1/3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the Agreement. Under the terms of the Agreement, the Fund pays a commitment fee on the unused amount. In addition, the Fund pays interest on borrowings at LIBOR plus a spread. At October 31, 2020, the Fund had loans outstanding under the Agreement of $86,750,000. The Agreement was renewed on November 20, 2020 with a new termination date of November 19, 2021. During the year ended October 31, 2020, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Expense	Number of Days Outstanding
$95,800,546	1.59%	$102,250,000	$1,544,906	366

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund’s shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The securities held by the Fund are subject to a lien granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to the Fund’s access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2020

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2020, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$109,264,709	$119,841,550	$0	$0

Note 6. Fund Shares

The Fund offers a Dividend Reinvestment Plan (the “Plan”) to its common stockholders. By participating in the Plan, dividends and distributions will be promptly paid to stockholders in additional shares of common stock of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common stock in the open market.

The Fund has one class of shares of beneficial interest, par value $.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Shares issued through reinvestment of dividends	7,794	21,837

Net increase	7,794	21,837

Note 7. Shelf Offering

Prior to July 18, 2020 Fund had an effective “shelf” registration statement. Effective July 18, 2020, the Fund no longer has an effective registration statement or current prospectus. The shelf registration statement enabled the Fund to issue up to $90,000,000 in proceeds through one or more public offerings. Shares were able to be offered at prices and terms to be set forth in one or more supplements to the Fund’s prospectus included in the shelf registration statement. For the fiscal years of ended October 31, 2020 and October 31, 2019, no common shares of beneficial interest were issued in the shelf offering.

Note 8. Income Tax Information and Distributions to Shareholders

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of dividends paid by the Fund during the fiscal years ended October 31, 2020 and 2019, respectively, was as follows:

Ordinary Income		Return of Capital
2020	2019	2020	2019
$20,010,630	$19,793,295	$742,456	$3,903,530

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of wash sales, premium amortization adjustments, defaulted bond accruals, and marked to market of forward contracts.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2020

Note 8. Income Tax Information and Distributions to Shareholders (continued)

At October 31, 2020, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(23,235,030)
Unrealized depreciation	(27,606,928)

$(50,841,958)

At October 31, 2020, the Fund had $23,235,030 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

During the tax year ended October 31, 2020, the Fund utilized $828,197 of loss carryforwards.

At October 31, 2020, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$346,144,147

Unrealized appreciation	$8,484,373
Unrealized depreciation	(36,090,511)

Net unrealized appreciation (depreciation)	$(27,606,138)

To adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of defaulted bond and premium amortization adjustments and foreign currency gain (loss), paid-in capital was credited $130,838 and distributable earnings/loss was charged $130,838. Net assets were not affected by this reclassifications.

Note 9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 10. Subsequent Events

In preparing the financial statements as of October 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Credit Suisse High Yield Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Credit Suisse High Yield Bond Fund (the “Fund”) as of October 31, 2020, and the related statements of operations, cash flows and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, cash flows, and changes in its net assets and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 20, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, agent banks and brokers, when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2020

We have served as the auditor of one or more Credit Suisse Asset Management, LLC investment companies since 2020.

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited)

October 31, 2020

Recent Changes

The following information is a summary of certain changes since October 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income and capital appreciation. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.

Under normal market conditions, the Fund will invest at least 80% of its total assets in fixed income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) or comparably rated by another nationally recognized rating agency), or in unrated fixed income securities that Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse” or the “Investment Adviser”), determines to be of comparable quality. Securities rated lower than Baa by Moody’s and lower than BBB by S&P are commonly known as “junk bonds.” The Fund will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody’s and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody’s and S&P, respectively.

As a component of the Fund’s investment in “junk bonds,” the Fund may also invest up to 20% of its total assets in securities of issuers that are the subject of bankruptcy proceedings or in securities otherwise in default or in significant risk of being in default (“Distressed Securities”). The Fund may invest up to 30% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies or multinational currency units.

In selecting investments for the Fund’s portfolio, the Fund’s portfolio managers:

•

continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations;

•	analyze business conditions affecting investments, including:

o	changes in economic activity and interest rates;

o	availability of new investment opportunities;

o	economic outlook for specific industries;

•	seek to moderate risk by investing among a variety of industry sectors and issuers.

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

October 31, 2020

The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund currently is leveraged through borrowings from a credit facility. See “Risks — Leverage Risk” for a brief description of the Fund’s credit agreement with State Street Bank and Trust Company (“State Street”). The Fund may use leverage up to 33 1⁄3% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. There can be no guarantee that the Fund will be able to accurately predict when the use of leverage will be beneficial. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

The Fund will seek its secondary objective of capital appreciation by investing in securities that Credit Suisse expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer which may improve the issuer’s financial condition and credit rating or as a result of declines in long-term interest rates.

There can be no assurance the Fund’s strategies will be successful.

The Fund invests primarily in bonds, debentures, notes, senior loans (sometimes referred to as bank loans), convertible bonds and preferred stocks. The Fund’s portfolio securities may have fixed or variable rates of interest and may include zero coupon securities, payment-in-kind securities, preferred stock, convertible debt obligations and convertible preferred stock, units consisting of debt or preferred stock with warrants or other equity features, secured floating rate loans and loan participations, government securities, stripped securities, commercial paper and other short-term debt obligations. The issuers of the Fund’s portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Fund may invest in companies in, or governments of, developing countries. In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing equity securities. The Fund may retain such securities, including equity shares received upon conversion of convertible securities, until Credit Suisse determines it is appropriate in light of current market conditions to dispose of such securities.

Risk Factors

This section contains a discussion of the general risks of investing in the Fund. The net asset value and market price of, and dividends paid on, the Fund’s common shares of beneficial interest (the “Shares”) will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objectives or that the Fund’s performance will be positive for any period of time.

Investment and Market Risk. An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund.

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

October 31, 2020

The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Lower Grade Securities Risk. Lower grade securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Securities, discussed below, the lower grade securities in which the Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

Distressed Securities Risk. As a component of the Fund’s investment in “junk bonds,” the Fund may invest up to 20% of its total assets in Distressed Securities. Such securities are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of Credit Suisse of equivalent quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Fund’s ability to achieve current income for shareholders may be diminished.

Credit Risk. Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. The Fund may be subject to a greater risk of rising interest

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

October 31, 2020

rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. The Fund’s use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s common shares.

Leverage Risk. The Fund currently leverages through borrowings from a credit facility. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund continues to employ leverage in its investment operations, the Fund will be subject to substantial risks of loss.

Therefore, if the market value of the Fund’s investment portfolio declines, any leverage will result in a greater decrease in net asset value to common shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. Further, if at any time while the Fund has leverage outstanding it does not meet applicable asset coverage requirements (as discussed below), it may be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension might impair the ability of the Fund to meet the regulated investment company distribution requirements and to avoid Fund-level U.S. federal income and/or excise taxes.

As noted above, the Fund currently leverages through borrowings from a credit facility. The Fund has entered into a revolving credit agreement with State Street (the “Credit Agreement”) to borrow up to the least of: (a) $160,000,000; (b) an amount that is no greater than 33 1⁄3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and (c) the Borrowing Base as defined in the Credit Agreement. Such borrowings constitute financial leverage. The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. Furthermore, the Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). Such restrictions shall apply only so long as the Credit Agreement remains in effect.

Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement. The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default. The Fund is expected to indemnify the lenders under the Credit

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

October 31, 2020

Agreement against certain liabilities they may incur in connection with the Credit Agreement. The Fund is required to pay commitment fees under the terms of the Credit Agreement. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. The credit facility with State Street may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its credit facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous. Any of these situations could adversely impact income or total return to shareholders.

The Fund must comply with investment quality, diversification and other guidelines established by the credit facility. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund’s common shareholders or its ability to achieve its investment objectives.

Foreign Securities Risk. Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. The Fund may, but is not obligated to, engage in certain transactions to hedge the currency-related risks of investing in non-U.S. dollar denominated securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Illiquid Securities Risk. The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

October 31, 2020

growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity. Illiquid securities generally trade at a discount.

Prepayment Risk. If interest rates fall, the principal on bonds and loans held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Senior Loans Risk. The Fund’s investments in senior loans are expected to typically be below investment grade. These investments are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Like other debt instruments, senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. This is particularly the case where a senior loan is not backed by collateral or sufficient collateral at the time such senior loan is issued. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Transactions in senior loans may settle on a delayed basis, resulting in the proceeds from the sale of senior loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

October 31, 2020

Second Lien and Other Secured Loans Risk. Second lien loans and other secured loans are subject to the same risks associated with investment in senior loans and bonds rated below investment grade. However, because second lien loans are second in right of payment to one or more senior loans of the related borrower, and other secured loans rank lower in right of payment to second lien loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans and other secured loans are also expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and other secured loans, which would create greater credit risk exposure.

Zero Coupon Bond and Payment-In-Kind Securities Risk. Investments in zero-coupon and payment-in-kind securities are subject to certain risks, including that market prices of zero-coupon and payment-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon securities bear no interest, their prices are especially volatile. And because zero-coupon bondholders do not receive interest payments, the prices of zero-coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. However, when interest rates fall, the prices of zero-coupon securities generally rise more rapidly in value than those of similar interest paying bonds. Under many market and other conditions, the market for zero-coupon and payment-in-kind securities may suffer decreased liquidity making it difficult for the Fund to dispose of them or to determine their current value. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a registered investment company and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading. Bonds generally trade on an “over-the-counter” market which may be anywhere in the world where buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of bonds may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund’s books.

Non-Diversified Status. The Fund is classified as a “non-diversified” management investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified” management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a management investment company that is “diversified” because changes in the financial

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

October 31, 2020

condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Shares.

Market Price, Discount and Net Asset Value of Shares. As with any stock, the price of the Fund’s Shares fluctuates with market conditions and other factors. Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.

Potential Yield Reduction. An offering of Shares is expected to present the opportunity to invest in high yielding securities. This expectation is based on the current market environment for high yield debt securities, which could change in response to interest rate levels, general economic conditions, specific industry conditions and other factors. If the market environment for high yield debt securities changes in a manner that adversely affects the yield of such securities, the offering of Shares could cause the Fund to invest in securities that are lower yielding than those in which it is currently invested. In addition, even if the market for high yield debt securities continues to present attractive investment opportunities, there is no assurance that the Fund will be able to invest the proceeds of an offering of Shares in high yielding securities or that other potential benefits of the offering will be realized. An offering of Shares could reduce the Fund’s current dividend yield if the Fund is unable to invest the proceeds of the offering in securities that provide a yield at least equal to the current dividend yield.

Market Risk. The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a fund and its investments. Market risk is common to most investments — including stocks, bonds and commodities — and the mutual funds that invest in them. The performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions — for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer’s creditworthiness and a bond’s maturity. The bonds of some companies may be riskier than the stocks of others.

An outbreak of respiratory disease caused by a novel coronavirus (sometimes referred to as “COVID-19”) was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closed borders, enhanced health screenings, disruption of, and delays in, the provision of healthcare services, quarantines, cancellations of events and product orders, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the effect of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. As a result, the extent to which the pandemic may negatively affect a fund’s performance or the duration of any potential business disruption is uncertain. The effects of the pandemic may last for an extended period of time.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

October 31, 2020

freedom to engage in certain transactions, and (iii) the ability of the Board or shareholders to amend the Declaration of Trust. These provisions of the Declaration of Trust may be regarded as “anti-takeover” provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years

Independent Trustees

Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1959)	Trustee, Nominating and Audit Committee member	Since 2019; current term ends at the 2021 annual meeting	Partner of Acacia Properties LLC (multi- family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	None

Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1946)	Trustee, Nominating and Audit Committee member	Since 2019; current term ends at the 2023 annual meeting	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to June 2017.	9

Director of Aetna, Inc. (insurance company) from January 1999 to 2019; Director of CarMax Group (used car dealers) from January 2002 to 2019; Director of Miller Buckfire & Co., LLC (financial restructuring) from January 2008 to 2019.

[1]	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years

Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Nominating Committee member and Audit Committee Chairman	Trustee and Audit Committee Chairman since 2019; current term ends at the 2022 annual meeting	Professor, Washington University in St. Louis from July 1990 to present; Dean of Olin Business School at Washington University in St. Louis from July 2005 to July 2016; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	9	Director of Caleres Inc. (footwear) from May 2012 to present; Director of Koch Development Corporation (real estate development) from November 2017 to present; Director of Supernova (fin-tech) from June 2014 to September 2018.

[1]	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years

Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1948)	Chairman of the Board, Nominating Committee Chairman and Audit Committee member	Chairman since 2012 and Trustee since 2005; current term ends at the 2021 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to 2018.	9	Director of Aberdeen Emerging Markets Equity Income Fund, Inc., (a closed-end investment company); Director of Aberdeen Funds (20 open-end portfolios); Director of iCAD, Inc. (surgical & medical instruments & apparatus company) from 2006 to 2018.

Interested Trustee

John G. Popp[2] Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Chief Executive Officer and President	Trustee since 2012 Chief Executive Officer and President since 2010; current term ends at the 2022 annual meeting	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.	9	None.

[1]	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
[2]	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers*

Thomas J. Flannery Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse U.S. High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015	Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Omar Tariq Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1983)	Chief Financial Officer and Treasurer	Since 2019	Director of Credit Suisse since March 2019; Senior Manager of PriceWaterhouseCoopers, LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

[1]	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
*	The officers of the Fund shown are officers that make policy decisions.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, www.credit-suisse.com/us/funds

•	On the website of the Securities and Exchange Commission, www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE American: CIK)

Credit Suisse High Yield Bond Fund (NYSE American: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Managed Futures Strategy Fund
Credit Suisse Multialternative Strategy Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Bond Fund (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)

(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse High Yield Bond Fund

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Overnight correspondence should be sent to:

Computershare

211 Quality Circle, Suite 210

College Station, TX 77845

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-AR-1020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2020. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2020.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Mahendra R. Gupta and Steven N. Rappaport. Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant showing the amount of fees billed to the registrant during the registrant’s last two fiscal years by PricewaterhouseCoopers LLP (“PwC”), the registrant’s current independent registered public accounting firm, and the registrant’s former independent registered public accounting firm. The audit fees billed to the registrant for the fiscal year 2020 are the only fees that have been billed to the registrant by PwC. All other fees listed in the tables below were billed to the registrant by the registrant’s former independent registered public accounting firm. For engagements with PwC and the registrant’s former independent registered public accounting firm the Audit Committee approved in advance all audit services and non-audit services that PwC and the registrant’s former independent registered public accounting firm provided to the registrant for its fiscal years ended October 31, 2019 and October 31, 2020.

	2019	2020
Audit Fees	$39,000	$37,700
Audit-Related Fees[1]	$7,465	$0
Tax Fees[2]	$3,420	$4,996
All Other Fees[1]	$—	$—
Total	$49,885	$42,696

[1]	Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements $7,465 in 2019 and $0 in 2020.
[2]	Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by the registrant’s former independent registered public accounting firm for the fiscal year ended October 31, 2019 and by PwC for the fiscal year ended October 31, 2020 to the registrant’s investment adviser, Credit Suisse Asset

1

Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2019 and October 31, 2020.

	2019	2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by the registrant’s former independent registered public accounting firm for the fiscal year ended October 31, 2019 and by PwC for the fiscal year ended October 31, 2020 to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

2

	2019	2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by the registrant’s former independent registered public accounting firm for the fiscal year ended October 31, 2019 and by PwC for the fiscal year ended October 31, 2020 to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X:

	2019	2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by the registrant’s former independent registered public accounting firm for the fiscal year ended October 31, 2019 and by PwC for the fiscal year ended October 31, 2020 for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Laura A. DeFelice, Jeffrey E. Garten, Mahendra R. Gupta and Steven N. Rappaport.

3

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

4

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

PROXY VOTING PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Procedures

The Proxy Voting Procedures (the “Procedures”) set forth below are designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Procedures addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Procedures are not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a disinterested member of the Portfolio Management Department, a member of the General Counsel Department, a member of the Compliance and Regulatory Affairs Department, a member of the Operations Department (or their designees), and a member of Fund Administration. The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Procedures. The Proxy Voting Committee will review the Procedures as necessary to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals for all of the Funds except Credit Suisse Commodity Return Strategy Fund and Credit Suisse Trust – Commodity Return Strategy Portfolio. Proxy proposals addressed by the Procedures will be voted in accordance with the Procedures. Proxy proposals addressed by the Procedures that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Procedures will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Procedures or the ISS vote recommendation, the Committee shall obtain client consent as described below.

5

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Procedures and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

In the event a Portfolio Manager (“PM”) desires to deviate from the stated voting parameters outlined in the Procedures, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee (“Committee”) will convene a meeting where the PM will present their recommendation. In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM’s request for an exception to the Proxy Voting Committee for consideration.

Should such Procedures exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Procedures or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Procedures), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

6

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•	a copy of the Procedures;

•	a copy of each proxy statement received on behalf of Credit Suisse clients;

•	a record of each vote cast on behalf of Credit Suisse clients;

•	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Procedures to each client. Upon request, Credit Suisse will provide any client with a copy of the Procedures. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

A description of the Procedures is contained in each Fund’s Statement of Additional Information the telephone number for more information must be disclosed in each Fund’s Form N-CSR.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Procedures is not clear. The Proxy Voting Committee will notify ISS of any changes to the Procedures or deviating thereof.

7

PROXY VOTING PROCEDURES

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

8

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

9

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

10

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

11

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis. Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

12

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

13

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

14

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock.

15

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

16

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent.

17

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

18

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 19, 2020

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse High Yield Bond Fund, as of October 31, 2020, is set forth below.

Thomas J. Flannery Chief Investment Officer Since 2010 Year of Birth: 1974	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group A.G. since 1998; Officer of other Credit Suisse Funds

Wing Chan Portfolio Manager Year of Birth: 1976	Managing Director of Credit Suisse and a member of the US High Yield Management Team; Associated with Credit Suisse since 2005

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Flannery and Ms. Chan and the total assets managed within each category as of October 31, 2020.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Thomas J. Flannery*	5	$2,857 million	53	$34,824 million	33	$16,365 million
Wing Chan	5	$2,857 million	15	$10,842 million	33	$16,365 million

*	As of October 31, 2020, Mr. Flannery manages 38 accounts which have total assets under management of $23,982 million, and which have additional fees based on the performance of the accounts.

19

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Thomas J. Flannery and Wing Chan are compensated for their services by Credit Suisse. Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

20

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401 (k) plans.

Securities Ownership. The following table indicates the dollar range of equity securities in the Fund beneficially owned by the portfolio managers and the value of those shares as of October 31, 2020.

Name of Portfolio Manager(s)	Dollar Range of Equity Securities in the Fund managed by the named Portfolio Manager*
Thomas J. Flannery	E
Wing Chan	A

Ranges:

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. Over $100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 28, 2020.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

21

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

During Credit Suisse High Yield Bond Fund’s (the “Fund”) most recent fiscal year ending October 31, 2020, State Street Bank and Trust Company (“State Street”) served as the fund’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of a Fund’s securities lending program. Pursuant to its respective Securities Lending Authorization Agreement (“Securities Lending Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

•	lend available securities to institutions that are approved borrowers

•	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower

•	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account

•

receive and hold, on the fund’s behalf, or transfer to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

•	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

•

obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement

•	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

22

•	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser

•

maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

State Street is compensated for the above-described services from its securities lending revenue split. The tables below show the Fund earned and the fees and compensation it paid to service providers in connections with its securities lending activities during its most recent fiscal year.

Credit Suisse High Yield Bond Fund

Securities Lending Activities Income and Fees for Fiscal Year 2020

Gross income from securities lending activities (including income from cash collateral reinvestment)	$72,621

Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$10,734

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—

Administrative fees not included in revenue split	—

Indemnification fee not included in revenue split	—

Rebate (paid to borrower)	$29,660

Other fees not included in revenue split	—

Aggregate fees/compensation for securities lending activities and related services	$40,394

Net income from securities lending activities	$32,227

23

Item 13. Exhibits.

(a)(1) Registrant’s Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

24

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND.

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: December 30, 2020

/s/ Omar Tariq
Name: Omar Tariq
Title: Chief Financial Officer and Treasurer
Date: December 30, 2020

25